SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 24, 2008

TRUE NORTH ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-51519	98-043482
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Allen Center, 1200 Smith Street 16th Floor, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 353-3948

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As of November 24, 2008 we and our wholly owned subsidiary, ICF Energy Corporation (collectively the “Companies”), entered into an Omnibus Amendment (the “Amendment”) with Valens Offshore SPV I, Ltd. (“Valens Offshore I”), Valens Offshore SPV II, Corp. (“Valens Offshore II”), Valens U.S. SPV I, LLC (“Valens US”), PSource Structured Debt Limited (“PSource”) and LV Administrative Services, Inc. for the purpose of amending certain terms of (i) that certain Amended and Restated Secured Term Note, dated as of March 31, 2008 issued by the Companies in favor of Valens Offshore II (as further amended, restated, modified and/or supplemented from time to time, the “First March 2008 Amended and Restated Term Note”) and (ii) that certain Amended and Restated Secured Term Note, dated as of March 31, 2008 issued by the Companies in favor of Valens US and subsequently assigned in part to Valens Offshore I and PSource (as further amended, restated, modified and/or supplemented from time to time, the “Second March 2008 Amended and Restated Term Note”, together with the First March 2008 Amended and Restated Term Note, the “March Term Notes” and each, a “March Term Note”).

The Amendment was required due to the temporary shutdown of our producing oil and gas wells in Brazoria County, Texas as the result of Hurricane Ike. Due to the temporary shutdown, we were unable to make the payments due on the March Term Notes for November and December 2008. The well has been worked-over and was placed on production November 1, 2008 at the pre-shut in production rate and higher flowing pressure.

In consideration of the payment of an aggregate of 2,222,244 shares of True North Energy Corporation common stock, the holders of the March Term Notes allowed us to defer the cash payments due to them on November 3, 2008 and December 1, 2008 until the earlier of (i) the maturity date for the March Term Notes or (ii) the date upon which all of the obligations rising under any March Term Note shall be declared due and payable or is otherwise paid in full. From and after January 1, 2009, regularly scheduled monthly amount payments under each March Term Note shall be due and payable in accordance with the terms of such applicable March Term Note. The stock payments are being treated as additional interest under the March Term Notes.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits filed as part of this report are as follows:

Exhibit 10.1  Omnibus Amendment to March 2008 Term Note

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUE NORTH ENERGY CORPORATION

Dated: December 1, 2008	By:	/s/ John Folnovic
Name: John I. Folnovic
Title: President and Chief Executive Officer